                                                                   Exhibit 10.44

================================================================================


                           COLLATERAL TRUST AGREEMENT

                           dated as of ________, 1999


                                    between

                             BRADLEES STORES, INC.,

                                      and

                        M.J. SHERMAN & ASSOCIATES, INC.,
                                   as Trustee


================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

ARTICLE 1.  DEFINITIONS...................................................    3
   SECTION 1.01    Certain Defined Terms..................................    3
   SECTION 1.02    Certain References.....................................    6

ARTICLE 2.  ACCEPTANCE OF TRUST; EXECUTION AND DELIVERY
               OF COLLATERAL DOCUMENTS AND
               SUBORDINATION AGREEMENT....................................    6
   SECTION 2.01    Acceptance of Trust....................................    6
   SECTION 2.02    Execution and Delivery of Collateral Documents.........    6
   SECTION 2.03    Execution and Delivery of Intercreditor Agreement......    7

ARTICLE 3.  DEFAULT NOTICE; RIGHTS AND REMEDIES...........................    7
   SECTION 3.01    Events of Default......................................    7
   SECTION 3.02    Action Upon Receipt of Default Notice..................    8
   SECTION 3.03    Remedies Generally.....................................    8
   SECTION 3.04    Appointment of a Receiver..............................    9
   SECTION 3.05    Exercise of Powers.....................................    9
   SECTION 3.06    Remedies Not Exclusive.................................    9
   SECTION 3.07    Limitation on Rights and Remedies in Respect of
                   Collateral.............................................   10
   SECTION 3.08    Right to Initiate Judicial Proceedings, Etc. ..........   10
   SECTION 3.09    Limitation on Trustee's Duties in Respect of
                   Collateral.............................................   10
   SECTION 3.10    Limitation by Law......................................   10

ARTICLE 4.  DIRECTION BY TRADE COMMITTEE..................................   11
   SECTION 4.01    Direction by Trade Committee...........................   11

ARTICLE 5.  NOTICE TO TRADE VENDORS.......................................   11
   SECTION 5.01    Notice to Trade Vendors................................   11

ARTICLE 6.  PROCEEDS ACCOUNT..............................................   12
   SECTION 6.01    The Proceeds Account...................................   12
   SECTION 6.02    Control of Proceeds Account............................   13
   SECTION 6.03    Investment of Funds Deposited in Proceeds Account......   13

ARTICLE 7.  APPLICATION OF PROCEEDS.......................................   13
   SECTION 7.01    Application of Proceeds................................   13
   SECTION 7.02    Distribution of Proceeds...............................   14

ARTICLE 8.  ABSOLUTE RIGHTS OF TRADE VENDORS..............................   14
   SECTION 8.01    Absolute Rights of Trade Vendors.......................   14

ARTICLE 9.  AGREEMENTS WITH THE TRUSTEE...................................   15
   SECTION 9.01    (a)  Information as to Trade Vendors...................   15
                   (b)  Confidentiality...................................   15
   SECTION 9.02    Compensation and Expenses..............................   16
   SECTION 9.03    Stamp and Other Similar Taxes..........................   16
   SECTION 9.04    Filing Fees, Excise Taxes, Etc. .......................   16
   SECTION 9.05    Indemnification........................................   16
   SECTION 9.06    Further Assurances.....................................   17
   SECTION 9.07    Notification of Event of Default Under Credit
                   Agreement..............................................   18

ARTICLE 10. THE TRUSTEE...................................................   18
   SECTION 10.01   Exculpatory Provisions.................................   18
   SECTION 10.02   Delegation of Duties...................................   19
   SECTION 10.03   Reliance by Trustee....................................   19
   SECTION 10.04   Limitations on Duties of Trustee.......................   19
   SECTION 10.05   Moneys to be Held in Trust.............................   20
   SECTION 10.06   Resignation & Removal of Trustee.......................   20
   SECTION 10.07   Trustee Appointed Attorney-In-Fact.....................   21
   SECTION 10.08   Reasonable Care........................................   21

ARTICLE 11. MISCELLANEOUS.................................................   22
   SECTION 11.01   Amendment or Waiver....................................   22
   SECTION 11.02   Subordination Agreement................................   22
   SECTION 11.03   Notices................................................   23
   SECTION 11.04   Headings...............................................   23
   SECTION 11.05   Severability...........................................   23
   SECTION 11.06   Claims Against Trustee.................................   24
   SECTION 11.07   Binding Effect.........................................   24
   SECTION 11.08   Governing Law..........................................   24
   SECTION 11.09   Counterparts...........................................   24
   SECTION 11.10   Termination............................................   24
   SECTION 11.11   Termination Notice; Effect of Termination..............   25
   SECTION 11.12   Conflicts..............................................   26

                                    EXHIBITS
                                    --------


EXHIBIT A                Default Notice

EXHIBIT B                Individual Trade Vendor Notice

EXHIBIT C                Public Trade Vendor Notice

                           COLLATERAL TRUST AGREEMENT


          This COLLATERAL TRUST AGREEMENT ("Agreement") is dated as of ________,
                                            ---------
1999 and is entered into between BRADLEES STORES, INC., a Massachusetts corporation, with an office at One Bradlees Circle, Braintree, Massachusetts 02184 (the "Company") and M.J. SHERMAN & ASSOCIATES, INC., a New York
            -------
corporation, with an office at 333 East 68th Street, New York, New York 10021 as trustee (the "Trustee"). Initially capitalized terms used and not otherwise
              -------
defined herein shall have the meanings set forth in Article 1 hereof.

                                    RECITALS

          A. On June 23, 1995 the Company, its direct and indirect parent companies and each of its five subsidiaries (collectively, the "Debtors") filed
                                                                -------
a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), which were jointly administered by the Bankruptcy Court as
-----------------
Case Nos. 95B 42777 through 95B 42784 (BRL) (collectively, the "Chapter 11
                                                                ----------
Cases").

          B. On January __, 1999 the Bankruptcy Court entered an order confirming the Debtors' Second Amended Joint Plan of Reorganization dated January __, 1999 (as so confirmed, the "Plan").
                                        ----

          C. The Company has entered into, or is about to enter into, a Revolving Credit and Guaranty Agreement with, among others, the banks and other financial institutions from time to time party thereto (collectively, the "Lenders"), BankBoston, N.A., as Issuing Bank (the "Issuing Bank") and as
--------                                            ------------
Administrative Agent (the "Administrative Agent") and as Tranche B Agent (the
                           --------------------
"Tranche B Agent"), BankBoston Retail Finance, Inc. ("BBRF"), as Collateral
----------------                                      ----
Agent (the "Collateral Agent"), and The CIT Group/Business Credit, Inc. and
            ----------------
Congress Financial Corporation (New England), each as Co-Agents (together with the Administrative Agent, the Tranche B Agent and the Collateral Agent, the "Agents") (as the same may from time to time hereafter be amended, modified,
-------
supplemented, amended and restated, refinanced or replaced, the "BankBoston
                                                                 ----------
Credit Agreement"), pursuant to which the Lenders have made and shall hereafter
----------------
make loans and other financial accommodations to the Company to facilitate consummation of the Plan and provide working capital to the Company.

          D. It is important to the success of the Company's business that, from and after consummation of the Plan on or about the date hereof, the Company's Trade Vendors (as defined below) sell and deliver goods needed by the Company, and on credit terms, that will contribute to the Company's ability to successfully operate its business.

          E. In order to induce the Trade Vendors to continue to extend terms to the Company and to continue to deliver to the Company the goods it needs to operate its business, and in accordance with the provisions of the Plan, the Company, as security for prompt payment and performance of the Trade Obligations (as defined below) and the other Obligations (as
                           -----
defined below), has executed and delivered to the Trustee the Inventory Security Agreement (as defined below), pursuant to which the Company has granted to the Trustee, for the benefit of the Trade Vendors, liens upon and security interests in all of the Company's now existing and hereafter acquired inventory as more fully described in the Inventory Security Agreement (the "Collateral"), subject
                                                          ----------
and subordinate to the senior liens therein of the Agent and the Lenders.

          F. The Trustee's and the Trade Vendors' rights and remedies with respect to the Collateral, and the Trustee's exercise of rights and remedies in respect of the Inventory Security Agreement are subject in all respects and at all times to the terms of the Subordination Agreement, dated as of the date hereof (as the same may hereafter from time to time be amended, modified, supplemented, amended and restated or replaced, the "Subordination Agreement")
                                                     -----------------------
between BBRF, as Collateral Agent for itself and the other Secured Parties (as defined in the BankBoston Credit Agreement), and the Trustee.

          G. This Agreement is intended to establish a trust under which (i) the Inventory Security Agreement, (ii) all cash and non-cash proceeds (including, without limitation, insurance proceeds) arising from the liquidation of the Collateral from and after the date on which all "Obligations" under, and as defined in, the BankBoston Credit Agreement (the "Senior Obligations") have
                                                     ------------------
been accelerated and the Senior Obligations have been paid in full as a result of the occurrence of an event of default thereunder (the "Proceeds") and (iii)
                                                          --------
the Proceeds Account (as defined below; and the right, title and interest of the Trustee in and to the Collateral Documents, the Collateral, the Proceeds and the Proceeds Account being herein collectively referred to as the "Trust Estate")
                                                               ------------
will be held by the Trustee in trust for, and for the benefit of, the Trade Vendors who have not been paid in full for goods delivered to the Company at any time during the pendency of the Chapter 11 Cases and/or at any time from and after the Effective Date of, and as defined in, the Plan and prior to the termination of this Agreement (the "Effective Trade Lien Period").
                                    ---------------------------

          H. This Agreement is further intended to set forth the terms and conditions upon which the Trust Estate will be administered by the Trustee, the rights and remedies of the Trade Vendors with respect to the Trust Estate and certain other related matters.


                              DECLARATION OF TRUST

          NOW, THEREFORE, in order to induce the Trade Vendors to provide retail merchandise to the Company on credit terms which are at least as favorable to the Company as the credit terms provided to the Company prior to the Effective Date (as defined below) or, in the case of Trade Vendors that initially provide retail merchandise after the Effective Date, on credit terms which are at least as favorable to the Company as the credit terms initially provided by such Trade Vendors to the Company, and to secure payment to such Trade Vendors of amounts owed by the Company to the Trade Vendors in the amount of the unpaid invoiced cost of goods sold and delivered to the Company by the Trade Vendors at any time during the Effective Trade Lien Period (subject at all times to the terms and conditions of the Subordination

Agreement), as shown from time to time on the books and records of the Company or as otherwise determined in accordance with the procedures set forth herein (the "Trade Obligations"), and in consideration of the premises and the mutual
      -----------------
agreements set forth herein, the Company hereby confirms that it has caused the Collateral Documents (as defined below) to be executed and delivered to the Trustee, and the Trustee does hereby declare that it holds and will hold the Collateral Documents as trustee in trust under this Agreement, and the Company does hereby consent thereto.

          TO HAVE AND TO HOLD, the Trust Estate unto the Trustee and its successors in trust under this Agreement and unto its assigns and the assigns of its successors in trust forever or until terminated in accordance with the terms hereof;

          IN TRUST NEVERTHELESS, under and subject to the terms and conditions set forth herein for the benefit of the Trade Vendors and for the enforcement of the payment of the Trade Obligations and the other Obligations (as defined below), and for the performance of and compliance with the covenants and conditions of this Agreement and the Collateral Documents (subject in each case to the terms and conditions of the Subordination Agreement).


                                   ARTICLE 1.

                                  DEFINITIONS

          SECTION 1.01    Certain Defined Terms.  The following terms shall have
                          ---------------------
the following meanings as used herein (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Agreement"  has the meaning set forth in the preamble to this
           ---------
Agreement.

          "Authorized Officer"  means the Chairman, the President, any Vice
           ------------------
President, the Secretary or the Treasurer of a Person or any other officer designated as an "Authorized Officer" by the Board of Directors (or equivalent governing body) of such Person and shall include, with respect to the Trade Committee, the counsel to the Trade Committee.

          "BankBoston" has the meaning set forth in Paragraph C of the Recitals
           ----------
to this Agreement.

          "BankBoston Credit Agreement"  has the meaning set forth in Paragraph
           ---------------------------
C of the Recitals to this Agreement.

          "Bankruptcy Code"  means Title 11 of the United States Code, 11 U.S.C.
           ---------------
(S)(S) 101 et seq., as amended.
           -- ---

          "Bankruptcy Court"  has the meaning set forth in Paragraph A of the
           ----------------
Recitals to this Agreement.

          "Business Day"  means a day other than a Saturday, Sunday or other day
           ------------
on which national banks are required or authorized by law to close.

          "Chapter 11 Cases" has the meaning set forth in Paragraph A of the
           ----------------
Recitals to this Agreement.

          "Collateral"  has the meaning set forth in Paragraph E of the Recitals
           ----------
to this Agreement.

          "Collateral Agent"  has the meaning set forth in the BankBoston Credit
           ----------------
Agreement.

          "Collateral Documents"  means, collectively, the Inventory Security
           --------------------
Agreement, all UCC-1 financing statements now or hereafter executed by the Company, as debtor, in favor of the Trustee, as secured party, and all other documents and agreements at any time executed with or in favor of the Trustee as security for the Obligations, in each case in form and substance satisfactory to the Collateral Agent and the Company, as the same may now exist or may from time to time hereafter be (to the extent not prohibited by or inconsistent with the terms and conditions of the Subordination Agreement) amended, modified, supplemented, amended and restated, or replaced.

          "Company" has the meaning set forth in the preamble to this Agreement.
           -------

          "Default Notice" has the meaning set forth in Section 3.01.
           --------------

          "Effective Date" has the meaning set forth in the Plan.
           --------------

          "Effective Trade Lien Period" has the meaning set forth in Paragraph G
           ---------------------------
of the Recitals to this Agreement.

          "Event of Default" has the meaning set forth in Section 3.01(a).
           ----------------

          "Individual Trade Vendor Notice" has the meaning set forth in
           ------------------------------
Section 5.01.

          "Inventory Security Agreement" means the Inventory Security Agreement,
           ----------------------------
dated as of the date hereof, executed by the Company, as debtor, in favor of Trustee, as secured party, as the same may from time to time hereafter be (to the extent not prohibited by or inconsistent with the terms and conditions of the Subordination Agreement) amended, supplemented, modified, amended and restated or replaced.

          "Lenders" has the meanings set forth in the BankBoston Credit
           -------
Agreement.

          "Obligations" means, at any time, the Trade Obligations, costs of
           -----------
collection with respect thereto, the reasonable fees and expenses of the Trustee hereunder and under the Collateral Documents, including the reasonable fees and disbursements of counsel to the Trustee, and any indemnity obligations of the Company to the Trustee.

          "Permitted Investments" means (a) marketable securities issued or
           ---------------------
directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than three months from the date of acquisition, (b) time deposits and certificates of deposit of, or money market or similar accounts with, any domestic commercial bank of recognized standing having capital and surplus in excess of U.S. $100,000,000 and a Keefe Bank Watch Rating of C or better, with maturities of not more than three months from the date of acquisition, (c) commercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within three months after the date of acquisition, (d) repurchase obligations with a term of not more than thirty days for underlying securities of the types described in clauses (a), (b) and (c) entered into with any bank meeting the qualifications specified in clause (b) above or with a securities dealer acceptable to the Trustee.

          "Person" means an individual, a partnership, a corporation, a business
           ------
trust, a joint stock company, a limited liability company, a trust, an unincorporated association, a joint venture, a governmental entity or another entity of whatever nature.

          "Plan" has the meaning set forth in Paragraph A of the Recitals to
           ----
this Agreement.

          "Proceeds" has the meaning set forth in Paragraph G of the Recitals to
           --------
this Agreement.

          "Proceeds Account" has the meaning set forth in Section 6.01.
           ----------------

          "Public Trade Vendor Notice" has the meaning set forth in
           --------------------------
Section 5.01.

          "Senior Obligations" has the meaning set forth in Paragraph G of the
           ------------------
Recitals to this Agreement.

          "Subordination Agreement" has the meaning set forth in Paragraph F of
           -----------------------
the Recitals to this Agreement.

          "Trade Committee" means the Committee of one or more financial
           ---------------
representatives appointed by the Creditors' Committee pursuant to Section 12.15 of the Plan, effective as of the Effective Date, to provide directions to the Trustee pursuant to this Agreement on behalf of the Trade Vendors.

          "Trade Obligations" has the meaning set forth in the Declaration of
           -----------------
Trust made in the Recitals to this Agreement.

          "Trade Vendors" means trade vendors of the Company who have extended
           -------------
or who hereafter extend terms to the Company for or related to goods delivered to the Company for resale, other than on consignment.

          "Trade Vendor Information" has the meaning set forth in Section 9.01.
           ------------------------

          "Trade Vendor Payable Amount" has the meaning set forth in
           ---------------------------
Section 5.01.

          "Trust Estate" has the meaning set forth in Paragraph G of the
           ------------
Recitals to this Agreement.

          "Trustee" has the meaning set forth in the preamble to this Agreement.
           -------

          SECTION 1.02    Certain References.  The words "hereof", "herein" and
                          ------------------
"hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, schedule and exhibit references are to this Agreement unless otherwise specified. References to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons.


                                   ARTICLE 2.

                  ACCEPTANCE OF TRUST; EXECUTION AND DELIVERY
              OF COLLATERAL DOCUMENTS AND SUBORDINATION AGREEMENT

          SECTION 2.01   Acceptance of Trust.  The Trustee, for itself and its
                         -------------------
successors, hereby accepts the trust created by this Agreement upon the terms and conditions hereof. Further, the Trustee, for itself and its successors, does hereby declare that it will hold the Trust Estate for the benefit of the Trade Vendors upon the trusts herein set forth.

          SECTION 2.02   Execution and Delivery of Collateral Documents.  On or
                         ----------------------------------------------
about the date hereof the Company has executed in favor of and delivered to the Trustee, for the benefit of the Trade Vendors, the Inventory Security Agreement and UCC-1 financing statements executed by the Company, as debtor, in favor of the Trustee, as secured party, for filing in such jurisdictions as the Trustee deems necessary to perfect the security interests granted by the Company to the Trustee in the Collateral. The Trustee hereby acknowledges receipt of the Inventory Security Agreement and such UCC-1 financing statements and agrees to hold the same in trust and for the benefit of the Trade Vendors upon the terms and conditions set forth in this Agreement and in the Inventory Security Agreement and subject to the terms and conditions of the Subordination Agreement.

          SECTION 2.03    Execution and Delivery of Subordination Agreement.  On
                          -------------------------------------------------
or about the date hereof, the Trustee has executed and delivered to the Collateral Agent the Subordination Agreement in the form approved, and as directed, by the Trade Committee.


                                  ARTICLE 3.

                 DEFAULT NOTICE; TRUSTEE'S RIGHTS AND REMEDIES

           SECTION 3.01  Events of Default.
                         -----------------

          (a) Events of Default.  The occurrence of any one or more of the
              -----------------
following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

               (i) The occurrence of the termination in writing of the Company's right to receive loans, advances and other financial accommodations under the BankBoston Credit Agreement accompanied by the acceleration and written demand for payment in full of all Senior Obligations under the BankBoston Credit Agreement and provided that, subsequent to the occurrence of the foregoing, all Senior Obligations shall have been paid in full in cash;

               (ii) A case or proceeding under the Bankruptcy Code or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed against the Company or all or any part of its properties and such petition or application is not dismissed within thirty (30) days after the date of its filing or the Company shall file any answer admitting or not contesting such petition or application or indicates its consent to, acquiescence in or approval of, any such action or proceeding or the relief requested is granted sooner; or

               (iii) A case or proceeding under the Bankruptcy Code or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at a law or equity) is filed by the Company or for all or any part of its property.

          (b) Default Notice.  If an Event of Default shall have occurred, the
              --------------
Trade Committee shall have the right to deliver to the Trustee at any time, at its option, a written notice ("Default Notice"), substantially in the form
                               --------------
attached hereto as Exhibit A, stating that an Event of Default has occurred and
                   ---------
directing the Trustee to take such action as therein requested by the Trade Committee with respect to the Collateral Documents (subject to the terms and conditions of the Subordination Agreement) and the Collateral (which action may include, without limitation, subject to the terms and conditions of the Subordination Agreement, the institution of any remedies provided by any of the Collateral Documents, by law or by this Agreement).

          SECTION 3.02    Action Upon Receipt of Default Notice.  Upon receipt
                          -------------------------------------
of a Default Notice (or at such later time as shall be the first time when such action is not prohibited to be taken by the Subordination Agreement), the Trustee shall promptly take such action as is requested by the Trade Committee in such Default Notice or any notice supplemental thereto authorized, or as the Trustee shall deem necessary or appropriate in its sole discretion, to collect the then unpaid Obligations.

          SECTION 3.03    Remedies Generally.  (a) Upon the occurrence of an
                          ------------------
Event of Default, the Company shall be deemed to have, automatically, without any further act by the Company, irrevocably constituted and appointed the Trustee and any officer or agent of the Trustee with full power of substitution, as its true and lawful attorney-in-fact (subject, however, to the terms and conditions of the Subordination Agreement) with full power and authority in the name of the Company or its own name, from time to time in the Trustee's discretion for the purpose of carrying out the terms of the Collateral Documents, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives the Trustee the power and right on behalf of the Company, without notice to or assent by the Company, to do (to the extent permitted under the Collateral Documents and subject to the terms and conditions of the Subordination Agreement) the following:

               (i) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon or by virtue hereof and thereof;

               (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Trustee in connection herewith and therewith;

               (iii) to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect hereto and thereto or in connection herewith and therewith;

               (iv) to sell, transfer, assign, lease or rent all or any portion of or otherwise deal in or with the Collateral or any part thereof as fully and effectually as if the Trustee were the absolute owner thereof;

               (v) to make demands, give consents and releases or partial releases, and to exercise any other rights contemplated or permitted by the Collateral Documents; and

               (vi) to do, at its option and at the expense and for the account of the Company, at any time and from time to time, all acts and things which it deems necessary to protect or preserve and to realize upon the Collateral.

          SECTION 3.04    Appointment of a Receiver.  If a receiver of the
                          -------------------------
Collateral shall be appointed in judicial proceedings, the Trustee may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Trustee shall be entitled, subject to the terms of the Subordination Agreement, to retain possession and control of all cash held by or deposited with it or its agents in accordance with the terms of the Collateral Documents.

          SECTION 3.05    Exercise of Powers.  Subject to the provisions of
                          ------------------
Section 3.10, all of the powers, remedies and rights of the Trustee as set forth in this Agreement may be exercised by the Trustee in respect of the Collateral Documents and the Collateral as though set forth at length therein and all the rights, remedies and powers of the Trustee as set forth in the Collateral Documents may be exercised from time to time as herein and therein specified; provided, that, except as expressly set forth in the Subordination Agreement,
--------  ----
nothing in this Agreement shall be construed to impose a duty on the Trustee to take any action without first receiving direction from the Trade Committee to do the same.

          SECTION 3.06    Remedies Not Exclusive.  (a)  No remedy conferred upon
                          ----------------------
or reserved to the Trustee herein or in the Collateral Documents is intended to be a limitation exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in the Collateral Documents or now or hereafter existing at law or in equity or by statute. All rights and remedies of the Trustee shall be subject, however, to the terms and conditions of the Subordination Agreement.

          (b) No delay or omission of the Trustee to exercise any right, remedy or power accruing upon an Event of Default shall impair any such right, remedy or power or shall be construed to be a waiver of such Event of Default or any acquiescence therein; and every right, power and remedy given by this Agreement or the Collateral Documents to the Trustee may be exercised from time to time and as often as may be deemed expedient by the Trustee, subject to the terms and conditions of the Subordination Agreement.

          (c) The Company expressly agrees that all rights of action and rights to assert claims upon or under any Collateral Document may be enforced by the Trustee without the possession of any debt instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee and any recovery or judgment shall be held as part of the Trust Estate.

          SECTION 3.07    Limitation on Rights and Remedies in Respect of
                          -----------------------------------------------
Collateral. This Agreement does not enlarge or otherwise modify the rights that
----------
the Trustee holds for the benefit of the Trade Vendors with respect to the Collateral under the Collateral Documents or under applicable law, and does not confer any additional such rights, but rather is intended to provide a mechanism for the Trustee, on behalf of the Trade Vendors, to enforce such rights. Without limiting the generality of the foregoing, nothing in this Agreement shall permit the Trustee to exercise any right or remedy with respect to the Collateral, except to the extent specifically provided under the Collateral Documents, but subject to the terms and conditions of the Subordination Agreement.

          SECTION 3.08    Right to Initiate Judicial Proceedings, Etc.  Upon the
                          --------------------------------------------
occurrence of an Event of Default, and subject in all events to the terms and conditions of the Subordination Agreement, (a) the Trustee shall have the right and power to institute and maintain such suits and proceedings as the Trustee may deem appropriate to protect and enforce the rights vested in the Trustee by this Agreement and the Collateral Documents, and (b) the Trustee may either proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction; provided, that, nothing in this Agreement shall be construed to impose a duty on
--------  ----
the Trustee to take any discretionary action without first receiving direction from the Trade Committee to do the same.

          SECTION 3.09    Limitation on Trustee's Duties in Respect of
                          --------------------------------------------
Collateral. Beyond the duties set forth in this Agreement, the Trustee shall not
----------
have any duty to the Company or the Trade Committee as to any Collateral in the Trustee's possession or control or in the possession or control of any agent or nominee of it or as to any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Trustee shall be liable for its failure to exercise reasonable care in the handling of moneys and securities actually received by it.

          SECTION 3.10   Limitation by Law.  All rights, remedies and powers
                         -----------------
provided to the Trustee by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

                                   ARTICLE 4.

                          DIRECTION BY TRADE COMMITTEE

          SECTION 4.01    Direction by Trade Committee.   (a) Subject to Section
                          ----------------------------
3.10 and the terms and conditions of the Subordination Agreement, if an Event of Default shall have occurred and the Trustee shall have received a Default Notice with respect thereto:

               (i) in addition to taking such action as is required by Section 4.02, the Trustee shall take such other action as is necessary and appropriate for the performance of and compliance with the covenants and conditions of this Agreement as the Trade Committee shall request in writing; and

               (ii) the Trustee shall follow the written directions of the Trade Committee with respect to the time, method and place of taking any action required by the preceding paragraph (i), or, if no such direction is provided, then the Trustee may take such action in the manner it deems necessary and appropriate for the performance of and compliance with the covenants and conditions of this Agreement, provided that nothing in this
                                                 --------
     Agreement shall be construed to impose a duty on the Trustee to take any discretionary action without first receiving a direction from the Trade Committee to do the same.

          (b) Nothing in this Section 4.01 shall impair the right of the Trustee in its discretion to take or omit to take any action deemed proper by the Trustee and which action or omission is not inconsistent with the direction of the Trade Committee or the terms and conditions of the Subordination Agreement; provided, however, the Trustee shall not be under any obligation to
           --------  -------
take any action pursuant to any Collateral Documents without first being provided adequate security and indemnity by the Company against the costs, expenses and liabilities which may be incurred by it in complying with such direction (except any cost, expense or liability caused by its own gross negligence or willful misconduct or its failure to exercise reasonable care in the handling of moneys and securities actually received by it), including such reasonable advances for such cost and expenses as may be requested by the Trustee.


                                   ARTICLE 5.

                            NOTICE TO TRADE VENDORS

           SECTION 5.01  Notice to Trade Vendors.
                         -----------------------

          (a) Promptly after receipt of a Default Notice from the Trade Committee pursuant to Section 3.01 and after receipt of Trade Vendor Information from the Company pursuant to Section 9.01, the Trustee shall mail a notice (the "Individual Trade Vendor Notice") in substantially the form attached hereto as
 ------------------------------
Exhibit B, to each of the Trade Vendors (i) notifying
---------
each of them (x) that an Event of Default has occurred (y) that the Trustee's and the Trade Vendors' rights and remedies with respect to such Event of Default are limited by and subject to the terms and conditions of the Subordination Agreement, and as to any action taken by the Trustee with respect to the Security, and (ii) based upon the Trade Vendor Information most recently delivered by the Company to the Trustee pursuant to Section 9.01 hereof, advising each of them of the amount of the Trade Obligations owing to each of them, respectively, as of the date of such Individual Trade Vendor Notice (the "Trade Vendor Payable Amount"). The Individual Trade Vendor Notice shall further
 ---------------------------
state that the Trade Vendor Payable Amount set forth therein shall be deemed correct and shall be the amount used by the Trustee in calculating the distributions to be made to the Trade Vendors pursuant to this Agreement, unless within twenty (20) days of the mailing of the Individual Trade Vendor Notice, a Trade Vendor shall provide to the Trustee and the Company contrary information as to the Trade Vendor Payable Amount owed to it, in which case, the Trustee shall reserve funds (to the extent available) in the Proceeds Account to provide for any disputed amount until such dispute is resolved by the parties thereto.

         (b) Substantially contemporaneously with the mailing of the Individual Trade Vendor Notices to the Trade Vendors in accordance with subsection 5.01 (a) above, the Trustee shall publish a notice (the "Public Trade Vendor Notice") in
                                                --------------------------
substantially the form attached hereto as Exhibit C, which (i) shall be
                                          ---------
published once in The New York Times (National Edition), (ii) contains the same
                  ------------------
information as is required to be contained in the Individual Trade Vendor Notice, (iii) states that if any Trade Vendor has not received an Individual Trade Vendor Notice, such Trade Vendor may notify the Trustee and the Company in writing of the amount of the Trade Obligations then due and owing to it and (iv) specifies a date, which shall be twenty (20) days after the date of first publication of the Public Trade Vendor Notice, on or before which any Trade Creditor who has not received an Individual Trade Vendor Notice shall, if it wishes to receive a distribution under this Agreement, notify the Trustee and the Company in writing of the amount of the Trade Obligations due and owing to such Trade Vendor. In the event the Company shall have provided to the Trustee contrary information with respect to any such Trade Vendor who delivers such notice in compliance with the Public Trade Vendor Notice, the Trustee shall reserve funds (to the extent available) in the Proceeds Account to provide for any disputed amount until such dispute is resolved by the parties thereto.


                                   ARTICLE 6.

                                PROCEEDS ACCOUNT

          SECTION 6.01    The Proceeds Account.  After receipt of a Default
                          --------------------
Notice and until the Proceeds (if and when received) have been fully distributed in accordance with the terms of this Agreement and subject to the terms and conditions of the Subordination Agreement, the Trustee shall establish and maintain a bank account at a bank meeting the qualifications of a bank in which Permitted Investments may be made as provided for herein, which bank account shall be entitled the "Bradlees' Trade Vendor Account" (the "Proceeds Account").
                                                             ----------------
All Proceeds (if
and when received and subject to the terms and conditions of the Subordination Agreement) shall be promptly deposited in the Proceeds Account, held by the Trustee as part of the Trust Estate and distributed by the Trustee as soon as practicable thereafter in accordance with Section 7.01 and the other provisions of this Agreement.

          SECTION 6.02    Control of Proceeds Account.  All right, title and
                          ---------------------------
interest in and to the Proceeds shall vest in the Trustee and funds on deposit in the Proceeds Account shall constitute part of the Trust Estate. The Proceeds Account shall be subject to the exclusive dominion and control of the Trustee.

          SECTION 6.03    Investment of Funds Deposited in Proceeds Account.  To
                          -------------------------------------------------
the extent the Proceeds are on deposit in the Proceeds Account in accordance with the terms of this Agreement, the Trustee shall invest and reinvest such funds solely in Permitted Investments. All such investments and the interest and income received thereon shall be held in the Proceeds Account as part of the Trust Estate. The Trustee shall have no responsibility for any loss resulting from a fluctuation in interest rates or the sale or other disposition of any Permitted Investment prior to its maturity date or otherwise. The Trustee shall have a reasonable period of time in which to reinvest the moneys on deposit in the Proceeds Account. In addition to the payment of expenses incurred by the Trustee pursuant to any other Section of this Agreement, the Trustee may deduct from the funds on deposit in the Proceeds Account all of the actual and reasonable costs and expenses that the Trustee may incur in connection with (a) the exercise or enforcement of any of the rights and remedies of the Trustee hereunder or under the Collateral Documents and (b) the custody or preservation of Trust Estate.


                                   ARTICLE 7.

                            APPLICATION OF PROCEEDS

          SECTION 7.01    Application of Proceeds.  Subject to the terms and
                          -----------------------
conditions of the Subordination Agreement, all Proceeds and all other moneys in the Proceeds Account shall promptly be applied as follows:

          FIRST:  To the payment of (i) compensation due and payable to the
          -----
     Trustee for services hereunder pursuant to Section 9.02 hereof, and (ii) all costs, expenses and liabilities incurred by the Trustee in connection with the exercise or enforcement of the rights, duties and remedies of the Trustee under this Agreement and the Collateral Documents, including, without limitation, the reasonable fees and disbursements of counsel for the Trustee;

          SECOND:  After payment in full of the outstanding obligations
          ------
     described in subsection 7.01 FIRST, to the payment of all costs, expenses and liabilities incurred by the Trade Committee in connection with the exercise of its rights, duties or remedies under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Trade Committee;

          THIRD:   After payment in full of the outstanding obligations
          -----
     described in subsection 7.01 SECOND, to the ratable payment of the Trade Obligations then due and owing to the Trade Vendors, as determined by the Trustee in accordance with Section 5 above; and

          FOURTH:  After payment in full of all of the Trade Obligations
          ------
     described in subsection 7.01 THIRD, to the Company or to its order, or as a court of competent jurisdiction may otherwise direct.

          SECTION 7.02    Distribution of Proceeds.  All distributions required
                          ------------------------
to be made hereunder to each of the Trade Vendors in respect of the Trade Obligations shall be made directly to each of the Trade Vendors, at the respective addresses for each of the Trade Vendors provided to the Trustee by the Company pursuant to Section 9.01 of this Agreement or at such other more current address of which the Trustee shall become aware. All such distributions shall be (subject to any decree of any court of competent jurisdiction) final.


                                   ARTICLE 8.

                        ABSOLUTE RIGHTS OF TRADE VENDORS

          SECTION 8.01   Absolute Rights of Trade Vendors. Notwithstanding any
                         --------------------------------
other provision of this Agreement or any provision of any of the Collateral Documents to the contrary, but subject in all events to the terms and conditions of the Subordination Agreement, the right of each Trade Vendor, which is absolute and unconditional, to receive payment of the Trade Obligations owed to such Trade Vendor on or after the due date thereof as set forth on the books and records of the Company, to institute suit for the enforcement of such payment on or after such due date, and to assert its position as a creditor in a case under the Bankruptcy Code in which the Company is a debtor, and the obligation of the Company, which is also absolute and unconditional, to pay the Trade Obligations owed to such Trade Vendor in accordance with the terms and conditions of the invoice(s) evidencing same, shall not be impaired or affected without the written consent of such Trade Vendor. In addition, every right of each Trade Vendor to receive payment or collateral security from sources other than the Trust Estate shall not be, and is not hereby, impaired or affected. Without limiting the generality of the foregoing, no Trade Vendor shall be hereby obligated to share with any other Trade Vendor any proceeds of such collateral security, any guaranty or right of setoff; nor shall any Trade Vendor's right to receive its ratable share of proceeds of the Trust Estate or any part thereof hereunder be diminished by or affected in any way by its right to receive proceeds of any such other collateral, set-off, payment upon a guaranty or payment from any other source. In no event shall any Trade Vendor have the right to receive more than the amount of Trade Obligations owed to such Trade Vendor.

                                   ARTICLE 9.

                          AGREEMENTS WITH THE TRUSTEE


          SECTION 9.0  (a) Information as to Trade Vendors.  In connection with
                           -------------------------------
the distributions to be made by the Trustee after the occurrence of an Event of Default pursuant to Section 7.01, the Company agrees that it shall promptly deliver, or cause to be delivered, to the Trustee, from time to time, upon the request of the Trustee or the Trade Committee, but not more than once each month, a list setting forth the following (the "Trade Vendor Information"): (i)
                                                ------------------------
the aggregate outstanding amount of the Trade Obligations, (ii) the names and addresses of all Trade Vendors, including the contact Person at each Trade Vendor, and the unpaid principal amount and all other unpaid amounts in respect of Trade Obligations known to the Company to be owing to each such Trade Vendor and (iii) such other information regarding the Trade Vendors and the Trade Obligations necessary to effectuate such distributions as the Trustee or the Trade Committee may reasonably request. Unless otherwise specified herein, the Trustee may for all purposes hereunder rely on such information provided by the Company unless (x) the Trustee shall have actual knowledge of any inaccuracy or
(y) any Trade Vendor shall provide contrary information with respect to such Trade Vendor, in which case the Trustee shall proceed as set forth in Section 5.01.

          (b)  Confidentiality.  Except for (i) Trade Vendor Information
               ---------------
furnished by the Company to the Trustee pursuant to Section 9.01 which is disclosed by the Trustee to the Trade Vendors in accordance with the terms of this Agreement, and (ii) Trade Vendor Information which is or hereafter becomes available to the public, the Trustee shall maintain the confidentiality of any Trade Vendor Information designated by the Company as confidential (the "Confidential Information") and the content of all such Confidential
-------------------------
Information, and shall not provide or reveal the Confidential Information or its content to any Trade Vendor or other Person without the express written consent of the Company. The Trustee shall not be permitted to use, and hereby agrees not to use, any such Confidential Information for any purpose other than to effectuate distributions of Proceeds of the Trust Estate to Trade Vendors pursuant to this Agreement. In the event that the Trustee is requested or required, by law or legal process, to disclose any of the Confidential Information, the Trustee shall immediately notify the Company of any such request, and, in any such event, the Company may seek and pursue any such action, including, without limitation, the commencement of judicial or administrative proceedings at law or in equity. In the event that, in the absence of a protective order or the receipt of a written waiver from the Company, the Trustee nonetheless, in the opinion of the Trustee's counsel, is compelled by law to disclose Confidential Information concerning the Company or else be liable for contempt or subject to other censure or penalty, the Trustee shall be permitted to disclose such information without liability under this Agreement only to the extent necessary to avoid such liability, censure or penalty. The Trustee acknowledges and agrees that the Company shall be entitled to enforce the provisions of this Section 9.01(b) by specific performance and injunctive relief in the event of any breach thereof by the Trustee, any Trade Vendor or any other Person. The Trustee's obligations under this Section 9.01(b) shall survive the termination of the other provisions of this Agreement.

          SECTION 9.02   Compensation and Expenses.  The Company agrees to pay
                         -------------------------
to the Trustee and any successor trustee appointed hereunder, as applicable, from time to time upon demand, (i) reasonable compensation for the services of the Trustee hereunder and for administering the Trust Estate pursuant to a letter agreement, dated on or about the date hereof, between the Company and the Trustee, as amended, supplemented or otherwise modified from time to time and
(ii) all the reasonable costs and expenses of the Trustee (including, without limitation, the reasonable fees and disbursements of counsel to the Trustee and such special counsel as the Trustee may from time to time elect to retain) (A) arising in connection with the preparation, execution, delivery, modification (as agreed to by the Company) and termination of this Agreement or the enforcement of any of the provisions hereof or any Collateral Document. including, without limitation, the maintenance and protection and continuation of the perfection of the Trustee's security interest in all of the Collateral in accordance with the Collateral Documents, or (B) from and after and during the continuance of an Event of Default, incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition of the Collateral or any part thereof and the exercise, preservation, protection or defense of the Trustee's rights under this Agreement and under the Collateral Documents and in and to the Trust Estate. The Company's obligations incurred prior to termination of this Agreement under this
Section 9.02 shall survive the termination of the other provisions of this Agreement.

          SECTION 9.03    Stamp and Other Similar Taxes.  The Company agrees to
                          -----------------------------
indemnify and hold harmless the Trustee from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, the Collateral Documents or the Collateral. The obligations of the Company under this Section 9.03 shall survive the termination of the other provisions of this Agreement.

          SECTION 9.04    Filing Fees, Excise Taxes, Etc.  The Company agrees to
                          -------------------------------
pay or reimburse the Trustee for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance, enforcement and administration of this Agreement and the Collateral Documents. The obligations of the Company under this Section 9.04 shall survive the termination of the other provisions of this Agreement.

          SECTION 9.05   Indemnification.  (a)  In addition to, and not in
                         ---------------
limitation of the provisions of Section 9.02 hereof, from and after the occurrence and during the continuance of an Event of Default, the Company agrees to pay, indemnify, and hold harmless the Trustee and each of its agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, expenses and disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Collateral Documents and the Trust Estate, unless arising from the gross negligence or willful misconduct of the Trustee or such agents thereof as are seeking indemnification or the failure of the Trustee or any such agents to exercise reasonable care in the handling of moneys or securities actually received by the Trustee or any such agents.

          (b) From and after and during the continuance of an Event of Default, in any suit, proceeding or action brought by the Trustee under or with respect to any Collateral Document or any Collateral for any Obligations owing thereunder or secured thereby, or to enforce any provision thereof, the Company will save, indemnify and hold harmless the Trustee from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder arising out of a breach by the Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing by the Company to or in favor of such obligee or its successors and all such obligations shall be and remain enforceable against and only against the Company and shall not be enforceable against the Trustee, except, that, the Company
                                                  ------  ----
shall not have such indemnification obligation with respect to any such expense, loss or damage that is caused by the gross negligence or willful misconduct of the Trustee, or the failure of the Trustee to (i) exercise reasonable care in the handling of moneys and securities actually received by the Trustee or (ii) comply with the provisions of Section 9.01(b) of this Agreement. The agreements in this Section 9.05 shall survive the termination of the other provisions of this Agreement.

          SECTION 9.06    Further Assurances.  (a) Each of the Company and the
                          ------------------
Trustee agrees that it will promptly correct any defect or error that may be discovered in this Agreement or any Collateral Document or in the execution, acknowledgment or recordation thereof, as applicable.

          (b) The Company agrees that from time to time it will, promptly, upon reasonable request by the Trustee, and at its own expense, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all further financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances, and other instruments as the Trustee may reasonably request from time to time in order (i) to carry out more effectively the purposes of this Agreement and the Collateral Documents and (ii) to enable the Trustee to exercise and enforce is rights and remedies hereunder and under the Collateral Documents, (iii) to subject to the liens created by the Collateral Documents any of the properties, rights or interests of the Company covered or now or hereafter intended to be covered by the Collateral Documents,
(iv) to perfect and maintain the validity, effectiveness and priority of the Collateral Documents and the liens intended to be created thereby, (v) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Trustee the rights granted or now or hereafter intended to be granted under the Collateral Documents or under any other instrument executed in connection therewith to which the Trustee is or may become a party, and (vi) to enable the Trustee to exercise and enforce its respective rights and remedies hereunder and under the Collateral Documents, provided, however, that this Section 9.06(b)
                                    --------  -------
shall not be construed to require the Company to grant any lien other than expressly provided for in the Plan and in this Agreement or affect the limitations or the rights of the Trustee under the Subordination Agreement.

          (c) The Company hereby authorizes the Trustee to file one or more financing or continuation statements, and amendments thereto, relative to the Collateral without the signature of the Company where permitted by law. A carbon, photographic or other reproduction of the Inventory Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          SECTION 9.07    Notification of Event of Default Under Credit
                          ---------------------------------------------
Agreement. The Company shall promptly notify the Trustee of the Company's
---------
receipt of (a) notice of the occurrence of an "Event of Default" under and as defined in the BankBoston Credit Agreement and/or (b) notice advising the Company of the Collateral Agent's and/or any Lender's intention to commence realization upon the "Collateral" (as defined in the BankBoston Credit Agreement), or any portion thereof, as a result of the occurrence of any such "Event of Default" under the BankBoston Credit Agreement.


                                  ARTICLE 10.

                                  THE TRUSTEE

          SECTION 10.01   Exculpatory Provisions.  (a)  The Trustee shall not be
                          ----------------------
responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein, all of which are made solely by the Company. The Trustee makes no representation as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Company to the Collateral or as to the validity, execution (except the Trustee's own execution), enforceability, legality or sufficiency of this Agreement, any of the Collateral Documents or any of the Trade Obligations and, except as otherwise expressly provided for herein, the Trustee shall incur no liability or responsibility in respect of any such matters. The Trustee shall not be responsible for insuring the Trust Estate or the payment of any taxes, charges, assessments or liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, except that in the event that the Trustee enters into possession of a part or all of the Trust Estate, the Trustee shall preserve the part in its possession.

          (b) The Trustee shall not be required to ascertain or inquire as to the performance by the Company of any of the covenants or agreements contained herein, any Collateral Document or with respect to any of the Trade Obligations.

          (c) The Trustee shall not be personally liable for any action taken or omitted to be taken by the Trustee in accordance with this Agreement or any Collateral Document, except for its own gross negligence or willful misconduct and its failure to exercise reasonable care in the handling of moneys or securities actually received by it.

          SECTION 10.02   Delegation of Duties.  The Trustee may execute any of
                          --------------------
the trusts hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact (which shall not include officers and employees of the Company or any affiliate of the Company). The Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact reasonably selected by it in good faith.

          SECTION 10.03   Reliance by Trustee.  (a)  Whenever in the
                          -------------------
administration of the trusts of this Agreement the Trustee shall deem it necessary or desirable that a matter be proved or established in connection with the taking, suffering or omitting any action hereunder or under any Collateral Document unless otherwise provided herein or therein, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Authorized Officer of the Company or the Trade Committee delivered to the Trustee, and such certificate shall constitute a full warranty to the Trustee for any action taken, suffered or omitted in reliance thereon unless the Trustee shall have actual knowledge of an inaccuracy therein.

          (b) The Trustee may consult with independent counsel (subject to the provisions of Section 9.02 in respect of the Company's liability for the fees and expenses of such counsel) and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith unless the Trustee has actual knowledge of any invalidity or inaccuracy, or a reason to question the validity or accuracy, of such opinion or of any assumption expressed therein as the basis for such opinion. The Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

          (c) The Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond, or other paper or document which it reasonably believes to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of gross negligence or willful misconduct, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement.

           SECTION 10.04  Limitations on Duties of the Trustee.
                          ------------------------------------

          (a) The Trustee undertakes to perform only the duties expressly set forth herein.

          (b) The Trustee may exercise the rights and remedies granted to it by this Agreement and the Collateral Documents, but only pursuant to the terms hereof and thereof and subject to the terms of the Subordination Agreement, and the Trustee shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Trade Committee subject to the terms hereof, the Collateral Documents and the Subordination Agreement.

          (c) Except as herein otherwise expressly provided, the Trustee shall not be under any obligation to take any action which is discretionary with the Trustee under the provisions hereof or any Collateral Documents, except upon the written request of the Trade Committee. Subject to the provisions of Section 9.01(b) of this Agreement, the Trustee shall make available for inspection and copying by the Trade Committee and each Trade Vendor, each certificate or other paper furnished to the Trustee by the Company, by the Trade Committee, by any Trade Vendor, or by any other Person, under or in respect of this Agreement, any Collateral Document, or any of the Trust Estate.

          SECTION 10.05   Moneys to Be Held in Trust.  Subject to the terms and
                          --------------------------
conditions of the Subordination Agreement, all Proceeds and other moneys and securities received by the Trustee under or pursuant to any provision of this Agreement or any Collateral Document shall be held in trust in accordance with the provisions of this Agreement and the Trustee shall exercise reasonable care in the handling of any such Proceeds, other moneys and securities actually received by it.

           SECTION 10.06  Resignation and Removal of Trustee.
                          ----------------------------------

          (a) The Trustee may at any time, by giving thirty (30) days prior written notice to the Company and the Trade Committee, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor trustee by the Trade Committee and the acceptance of such appointment by such successor trustee. The Trustee may be removed at any time (with or without cause) and a successor trustee appointed by the Trade Committee, provided that the Trustee shall be entitled to its fees and
                     --------
expenses to the date of removal. If no successor trustee shall be appointed and approved within thirty (30) days from the date of the giving of the aforesaid notice of resignation or within thirty (30) days from the date of such removal, the Trustee shall, or the Trade Committee may, apply to any court of competent jurisdiction to appoint a successor trustee to act until such time, if any, as a successor trustee shall have been appointed as above provided. Any successor trustee so appointed by such court shall immediately and without further act be superseded by any successor trustee appointed by the Trade Committee as above provided.

          (b) If at any time the Trustee shall become incapable of acting, or if at any time a vacancy shall occur in the office of the Trustee for any other cause, a successor trustee shall be appointed by the Trade Committee and the powers, duties, authority and title of the predecessor trustee terminated and cancelled without procuring the resignation of such predecessor trustee, and without any formality (except as may be required by applicable law) other than the appointment and designation of a successor trustee in writing, duly acknowledged, delivered to the predecessor trustee and the Company and filed for record in each public office, if any, in which this Agreement is required to be filed.

          (c) The appointment and designation referred to in Section 10.06(b) shall, after any required filing, be full evidence of the right and authority to make the same and this Agreement shall vest in such successor trustee, without any further act, deed or conveyance, all of the estate and title of its predecessor, and upon such filing for record, if any, the successor trustee shall become fully vested with all the estates, properties, rights, remedies, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Trade Committee, the Company or its or their successor trustee, execute and deliver an instrument transferring to such successor all the estates, properties, rights, remedies, trusts, duties, authority and title of such predecessor hereunder and shall deliver all moneys and securities held by it to such successor trustee. If any deed, conveyance or other instrument in writing from the Company is required by any successor trustee for more fully and certainly vesting in such successor trustee or trustees the estate, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor trustee, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee, be granted, acknowledged and delivered by the Company.

          (d) Any required filing for record of the instrument appointing a successor trustee as hereinabove provided shall be at the expense of the Company. The resignation of any trustee and the instrument or instruments removing any trustee, together with all other instruments, deeds and conveyances provided for in this Article 10 shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Company, wherever this Agreement is recorded, registered and filed.

          SECTION 10.07   Trustee Appointed Attorney-in-Fact.  Upon the
                          ----------------------------------
occurrence of an Event of Default, the Company shall thereupon be deemed to have automatically, without any further act by the Company, irrevocably constituted and appointed the Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Company or its own name and in the place and stead of the Company, from time to time at the direction of the Trade Committee, to take, subject to Section 4.01(b) and to the terms and conditions of the Subordination Agreement, any action and to execute any instrument which the Trade Committee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Company representing payment, rents, issues or profits or other distribution in respect of the Collateral, or any part thereof and to give full discharge for the same.

          SECTION 10.08   Reasonable Care.  The Trustee shall be deemed to have
                          ---------------
exercised reasonable care in the custody and preservation of the Trust Estate if the Trust Estate is accorded treatment substantially equal to that which the Trustee accords its own property and reasonable care is exercised by the Trustee in handling any moneys or securities in its possession, it being understood that the Trustee shall not have any responsibility for taking any steps to preserve rights against any parties with respect to the Collateral, except as expressly provided for by or in accordance with this Agreement.

                                  ARTICLE 11.

                                 MISCELLANEOUS

          SECTION 11.01    Amendment or Waiver.  (a)  None of the terms and
                           -------------------
conditions of this Agreement or any Collateral Document may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Company and the Trustee with the consent of the Trade Committee and provided that the terms and conditions of such writing are not prohibited or inconsistent with the terms and conditions of the Subordination Agreement. Any such amendment, waiver or modification shall be binding upon the Company, the Trade Committee, the Trade Vendors, and the Trustee and their respective successors and assigns.

          (b) Notwithstanding the provisions of subsection 11.01(a), the Trustee and the Company may, at any time and from time to time, without the consent of the Trade Committee, but subject to the prior written consent of the Collateral Agent, enter into one or more agreements supplemental hereto or to any Collateral Document, in form and substance satisfactory to the Trustee and the Collateral Agent (and which written consent thereto by the Collateral Agent shall not be unreasonably withheld or delayed, provided such agreements are not prohibited by or inconsistent with the terms and conditions of the Subordination Agreement or the BankBoston Credit Agreement), (i) to add to the covenants of the Company, for the benefit of the Trade Vendors, or to surrender any right or power herein conferred upon the Company, or (ii) to mortgage, pledge or grant a security interest in favor of the Trustee, as additional security for the Trade Obligations, any property or assets which are required to be mortgaged or pledged, or in which a security interest is required to be granted, to the Trustee pursuant to the Plan or the Collateral Documents.

           SECTION 11.02   Subordination Agreement.  Notwithstanding any
                           -----------------------
provision of this Agreement to the contrary:

          (a) the Trustee shall comply with the terms and conditions of the Subordination Agreement and any direction of the Collateral Agent given to the Trustee thereunder in accordance with the terms thereof and shall not require the consent of the Trade Committee or any Trade Vendor to comply with any provision of the Subordination Agreement; and

          (b) by their acceptance of the benefits hereof and of the Collateral Documents, the Trade Committee and the Trade Vendors agree, for the benefit of the Trustee and the Collateral Agent, (i) to the provisions of Section 11.02(a) above, (ii) to be bound by those provisions of the Subordination Agreement that are applicable to the security interest granted to the Trustee, for the benefit of the Trade Vendors, or are otherwise applicable to the Trade Vendors, and to take no action to cause the Trustee to breach any provisions of the Subordination Agreement, (iii) that they, individually or as a group, may not take any action with respect to the Collateral, any such action or assertion to be taken solely by the Trustee, subject at all times to the terms and conditions of the Subordination Agreement, (iv) to take such further action, at the expense of the Company, as is reasonably required by the Collateral Agent and the Trustee to effectuate the provisions and intent of the Subordination Agreement, and (v) that in the event of any conflict between the provisions of this Agreement or any Collateral Document, on the one hand, and the Subordination Agreement, on the other hand, the provisions of the Subordination Agreement shall govern.

          SECTION 11.03    Notices.  All notices, requests, demands and other
                           -------
communications provided for or permitted hereunder shall, unless otherwise stated herein, be in writing (including telex and telecopy communications) and shall be sent by registered or certified mail, return receipt requested, telex, telecopier or hand delivery;

          (a) If to the Company, to One Bradlees Circle, Braintree, Massachusetts 02184, Attention: Chief Financial Officer and General Counsel, or at such other address as shall be designated by it in a written notice to the Trustee and the Trade Committee;

          (b) If to the Trustee, to its address at 333 East 68th Street, New York, New York 10021, Attention: Michael J. Sherman, or at such other address as shall designated by it in a written notice to the Company and the Trade Committee;

          (c) If to any Trade Vendor, to it at the address specified from time to time in the list provided by the Company to the Trustee pursuant to Section 9.01.

          (d) If to the Trade Committee, c/o Mattel Toys, 333 Continental Boulevard, El Segundo, California 90245-50212 Attention: Ms. Dorthy Fee, Assistant Controller, or at such other address as shall be designated by it in a written notice to the Company and the Trustee, with a copy delivered
                                               -----------
simultaneously therewith to: Otterbourg, Steindler, Houston & Rosen, P.C., 230 Park Avenue, New York, New York 10169 Attention: Glenn B. Rice, Esq., counsel to the Trade Committee, or at such other address as shall be designated by such firm to the Company and the Trustee.

All such notices, requests, demands and communications shall be deemed to have been duly given or made, (i) when delivered by hand, immediately upon delivery
(ii) five (5) Business Days after being deposited in the United States mail, postage prepared, (iii) when telexed, immediately upon sending, with answer back received, (iv) when telecopied, immediately upon sending, with receipt acknowledged or (v) one (1) Business Day after sending when deposited with a nationally recognized overnight courier service with instructions to deliver the next Business Day.

          SECTION 11.04    Headings.  Section, subsection and other headings
                           --------
used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 11.05    Severability.  Any provision of this Agreement which
                           ------------
is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 11.06    Claims Against Trustee.  This Agreement is made for
                           ----------------------
the benefit of the Trade Vendors, and the Trade Committee may from time to time enforce the rights of the Trade Vendors as explicit beneficiaries hereunder.
Any claims or causes of action which the Trade Vendors or the Company shall have against the Trustee shall survive the termination of this Agreement and the termination of the Trust Estate hereunder.

          SECTION 11.07    Binding Effect.  This Agreement shall be binding upon
                           --------------
and inure to the benefit of each of the parties hereto and, additionally, shall inure to the benefit of the Trade Committee and its successors and assigns and the Trade Vendors and their respective successors and assigns and, subject to the rights of the Collateral Agent hereunder (if any) and under the Subordination Agreement, nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or the Trust Estate or any part thereof. In addition to and not in limitation of the foregoing, and notwithstanding anything to the contrary contained in this Agreement or in any Collateral Document, in the event any Trade Vendor at any time sells, assigns, pledges, disposes of or otherwise tranfers to any Person (a "Transferee") all or any portion of the Trade Obligations at any time owing to such Trade Vendor, the Transferee shall in no event be entitled to any of the rights and benefits of such Trade Vendor under this Agreement or under any Collateral Document, including, without limitation, with respect to the security interests granted by the Company to the Trustee in the Collateral, unless the Transferee shall have executed and delivered to the Collateral Agent, in form and substance satisfactory to the Collateral Agent, an assumption and ratification agreement, pursuant to which, among other things, the Transferee agrees that the rights and benefits it has acquired hereunder and under the Collateral Documents are subject to all of the terms and conditions of the Subordination Agreement and that the Transferee agrees to be bound by all of the terms and provisions of the Subordination Agreement to the extent applicable to Trade Vendors.

          SECTION 11.08    Governing Law.  This Agreement and the rights and
                           -------------
obligations hereunder of the Trade Committee and the Trade Vendors shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles of such State.

          SECTION 11.09    Counterparts.  This Agreement may be executed in
                           ------------
several counterparts, each of which when executed shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 11.10  Termination.  This Agreement and the Collateral
                         -----------
Documents shall terminate upon the earliest to occur of:

          (a) midnight on that date that is two (2) years from the date hereof;

          (b) at the sole option of the Company or the Collateral Agent on behalf of the Company, on such date on which the Company has delivered notice to the Trustee, the Trade Committee and all of the Trade Vendors that, with respect to the three (3)-fiscal month period most recently ended, the average of the Accounts Payable/Inventory Ratio (as hereinafter defined) measured on each of the three Measurement Dates (as hereinafter defined) in such three (3)-fiscal month period is more than five (5) percentage points less than such average ratio calculated in the same manner on a comparable store basis for the same three (3)-fiscal month period in the immediately preceding calendar year, all as determined in accordance with generally accepted accounting principles, consistently applied, and which notice to the Trustee and the Trade Committee shall be accompanied by such information as the Trustee and/or the Trade Committee shall reasonably request with respect to the Company's calculation of such ratios. For the purposes of this Section 11.10(b) (i), the "Accounts Payable/Inventory Ratio" is the ratio as of any Measurement Date of (x) the aggregate amount of all accounts payable of the Company as of such Measurement Date to (y) the value (computed on a cost basis) of all inventory owned by the Company as of such Measurement Date; and (ii) "Measurement Date" means and refers to the last day of each of the three (3)-fiscal months in any relevant three (3)-fiscal month period.

          (c) immediately upon the Company's consummation of a transaction pursuant to which Reorganized BI (as defined in the Plan) or the Company merges or consolidates with any other Person(s);

          (d) at the sole option of the Company, or the Collateral Agent on behalf of the Company, solely as to a Trade Vendor specifically identified in a notice delivered by the Company to the Trustee, the Trade Committee and such Trade Vendor as to whom the Company intends to terminate this Agreement pursuant to this subsection 11.10(d) (the "Terminated Trade Vendor"), (i) if such
                                  -----------------------
Terminated Trade Vendor commences selling its goods to the Company after the Effective Date (as defined in the Plan) on credit terms which are more restrictive than the most restrictive credit terms under which such Terminated Trade Vendor sold goods to the Company at any time during the twelve (12)-month period immediately preceding the Effective Date, or (ii) in the event such Terminated Trade Vendor did not sell any of its goods to the Company in the twelve (12)-month period immediately preceding the Effective Date, then if such Terminated Trade Vendor commences selling its goods to the Company on credit terms which are not as favorable as the credit terms made available by such Terminated Trade Vendor to the Company in connection with the goods first sold by such Terminated Trade Vendor to the Company after the Effective Date; and

          (e) after the occurrence of an Event of Default and the Trustee's exercise of its rights and remedies hereunder and under the Collateral Documents, (i) the sale or other disposition of all of the Collateral and the final disposition of all Proceeds or (ii) the indefeasible payment in full of the Obligations.

          SECTION 11.11  Termination Notice; Effect of Termination.
                         -----------------------------------------
Notwithstanding anything to the contrary contained in Section 11.10, (a) if this Agreement is terminated pursuant to subsection 11.10(b) or (c), such termination shall not be effective until thirty (30) days after the Company has given notice of such termination to the Trustee and has published notice of such termination, for the benefit of Trade Vendors generally, in the New York Times (National Edition), advising the Trade Vendors
                  --------------
of its intent to terminate this Agreement as a result of its satisfaction of the conditions precedent to such termination set forth in such subsection 11.10(b) or (c) (as applicable) and (b) if the Agreement is terminated as to a Terminated Trade Vendor pursuant to subsection 11.10(d), such termination shall not be effective until the Company shall have delivered notice to the Trustee and the Terminated Trade Vendor(s) of the Company's exercise of its option pursuant to such subsection to terminate this Agreement as to such Terminated Trade Vendor(s), provided, however, that (i) in the case of termination of this
           --------  -------
Agreement pursuant to subsection 11.10 (a)(b), (c) or (e), no such termination shall relieve or discharge the Company of its duties, obligations or covenants under this Agreement or the other Collateral Documents until all Trade Obligations incurred prior to such termination and all other Obligations at any time incurred in connection with the collection of such Trade Obligations have been fully and finally discharged and paid, and the Trustee's liens upon and security interests in the Collateral and the rights and remedies of the Trustee under the Agreement, the other Collateral Documents and applicable law shall remain in full force and effect until all such Trade Obligations and other Obligations have been fully and finally paid, and (ii) in the case of termination of this Agreement as to a Terminated Trade Vendor pursuant to subsection 11.10(d), such termination shall be effective solely as to such Terminated Trade Vendor (and no other Trade Vendor) and solely with respect to any goods sold and delivered by such Terminated Trade Vendor subsequent to the date on which this Agreement has been terminated as to such Terminated Trade Vendor and such termination shall not otherwise limit, impair or affect in any manner whatsoever either (A) this Agreement and the Collateral Documents as to the Trustee and all other Trade Vendors (exclusive of such Terminated Trade Vendor) or (B) the rights of the Terminated Trade Vendor arising under this Agreement and the Collateral Documents prior to the effective date of the termination hereof as to such Terminated Trade Vendor.


          SECTION 11.12  Conflicts.  In the event of any conflict between any
                         ---------
term or provision of this Agreement and any term or provision of any Collateral Document, the term or provision of this Agreement shall govern and control.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         M.J. SHERMAN & ASSOCIATES, INC.
                               as Trustee

                         By: /s/ Oleg Ostrovsky
                             -------------------------------

                         Name:  Oleg Ostrovsky
                               -----------------------------

                         Title: Vice President
                               -----------------------------

                         BRADLEES STORES, INC.

                         By: /s/ Paul R. McKelvey
                             -------------------------------

                         Name: Paul R. McKelvey
                               -----------------------------

                         Title: Vice President-Treasurer
                               -----------------------------

                                   EXHIBIT A
                                   ---------

                    TRADE COMMITTEE OF BRADLEES STORES, INC.
                           _________________________
                          ____________________________
                          ___________________________

                                 DEFAULT NOTICE
                                          ______________, 1999 [200_]

M.J. Sherman & Associates, Inc.,
  Trustee
333 East 68th Street
New York, New York 10021
Attn:  Michael J. Sherman, President

Gentlemen:

     Reference is made to the Collateral Trust Agreement, dated as of
________, 1999 between Bradlees Stores, Inc. and M.J. Sherman & Associates, as Trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Trust Agreement"). Initially capitalized terms used and
                        ----- ---------
not otherwise defined herein shall have their respective meanings as set forth in the Trust Agreement.

     Pursuant to the terms of the Trust Agreement, the Trade Committee hereby notifies the Trustee that an Event of Default has occurred under the Trust Agreement and hereby irrevocably directs the Trustee, subject to the terms and conditions of the Subordination Agreement, to take such action as requested by the Trade Committee with respect to the Collateral Documents and the Collateral.

                              Very truly yours,

                              TRADE COMMITTEE OF
                              BRADLEES STORES, INC.

                              By: [____________________]

                              By:
                                 ---------------------------

                              Name:
                                   -------------------------

                              Title:
                                    ------------------------

cc:  Bradlees Stores, Inc.
     Att:  Chief Financial Officer

                                   EXHIBIT B
                                   ---------

                    TRADE COMMITTEE OF BRADLEES STORES, INC.
                           _________________________
                         _____________________________
                           Attention:  ______________

                         INDIVIDUAL TRADE VENDOR NOTICE
                                          ______________, 199_ [200_]

[Name and Address
of Individual Trade Vendor]
Attn:  [Contact Person]

Gentlemen:

     Reference is made to the Collateral Trust Agreement, dated as of ________, 1999 between Bradlees Stores, Inc. and M.J. Sherman & Associates, as Trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Trust Agreement"). Initially capitalized terms used and not
           ---------------
otherwise defined herein shall have their respective meanings as set forth in the Trust Agreement.

     Pursuant to the terms of the Trust Agreement, the Trustee hereby (i) notifies you that (x) an Event of Default has occurred under the Trust Agreement, (y) the Trustee's and the Trade Vendors' rights and remedies with respect to such Event of Default are limited by and subject to the terms and conditions of the Subordination Agreement, and (z) the Trustee has taken the following action with respect to the Collateral and (ii) advises you that the books and records of the Company show that as of ___________, 19__ [200_] the unpaid amount of Trade Obligations due and payable to you is $_________ (the "Trade Vendor Payable Amount").
----------------------------

     The Trade Vendor Payable Amount shall be deemed correct and shall be the amount used by the Trustee in calculating the distribution to be made to you pursuant to the Trust Agreement unless, within twenty (20) days of the mailing of this Individual Trade Vendor Notice, you shall provide to the Trustee and the Company contrary information as to the Trade Payable Amount owed to you, in which case, the Trustee shall reserve, to the extent available, funds in the Proceeds Account to provide for any disputed amount until such dispute is resolved.

                              Very truly yours,

                              M.J. SHERMAN & ASSOCIATES, INC.,
                                Trustee

                              By:
                                 -----------------------------

                              Name:
                                   ---------------------------

                              Title:
                                    --------------------------

                                   EXHIBIT C
                                   ---------

                       [M.J. SHERMAN & ASSOCIATES, INC.]
                                    Trustee
                              333 East 68th Street
                            New York, New York 10021

                           PUBLIC TRADE VENDOR NOTICE
                                          ______________, 199_ [200_]

TO:  THE TRADE VENDORS
     OF BRADLEES STORES, INC.

     Reference is made to the Collateral Trust Agreement, dated as of ________ __, 1999, between Bradlees Stores, Inc. and M.J. Sherman & Associates, as Trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Trust Agreement"). Initially capitalized terms used and
                        ---------------
not otherwise defined herein shall have their respective meanings as set forth in the Trust Agreement.

     Pursuant to the terms of the Trust Agreement, the Trustee hereby (i) notifies you that (x) an Event of Default has occurred under the Trust Agreement, (y) the Trustee's and the Trade Vendors' rights and remedies with respect to such Event of Default are limited by and subject to the terms and conditions of the Subordination Agreement, and (z) the Trustee has [taken the following action with respect to the Collateral and (ii) advises you that if you have not received an Individual Trade Vendor Notice, then, if you wish to receive any distribution made under the Trust Agreement, you must, on or before ______________, 20 days after the date of the first publication of the Public Payment Notice, notify the Trustee and the Company in writing of the amount of Trade Obligations owed to you.

     In the event the Trustee and the Company shall have received contrary information from the Company as to the amount of Trade Obligations owed to you, the Trustee shall reserve, to the extent available, funds in the Proceeds Account to provide for any disputed amount until such dispute is resolved.

                              Very truly yours,

                              M.J. SHERMAN & ASSOCIATES, INC.,
                                 Trustee

                              By:
                                 -----------------------------

                              Name:
                                   ---------------------------

                              Title:
                                    --------------------------